EXHIBIT 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of \China Sunergy Co., Ltd.(the “Company”) on Form 20-F for the year ended December 31, 2011 initially filed with the Securities and Exchange Commission on April 26, 2012, as amended by Amendment No. 1 to Form 20-F filed on the date hereof (the “Report”), I, Yongfei Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2012

By: /s/ Yongfei Chen

Name: Yongfei Chen

Title: Chief Financial Officer

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